UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 18, 2011

Date of report (date of earliest event reported)
Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 912-3444

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On January 18, 2011, we entered into an indemnification agreement with Steven E. Snyder in connection with his service as an officer of the Company. Under the indemnification agreement, subject to the exceptions and limitations provided in the agreement, the Company has agreed to indemnify Mr. Snyder, to the fullest extent authorized and permitted by law and the Company’s By-Laws, against expenses and other liabilities reasonably paid in settlement of a claim arising out of his service as an officer of the Company.
          The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which is filed as Exhibit 10 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On January 18, 2011, our Board of Directors approved amendments to our By-Laws, effective as of the same date. The amendments modify Article V to specify that mandatory indemnification or advancement of expenses by the Company is available only to a person involved in a proceeding by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another entity, including service with respect to employee benefit plans.
          The foregoing description is qualified in its entirety by the full text of the amended and restated By-Laws, attached hereto as Exhibit 3 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
          Our Annual Meeting of Stockholders was held on January 20, 2011. Of the 25,107,340 shares of our common stock entitled to vote at the meeting, 22,439,952 shares were present at the meeting in person or by proxy. Our stockholders voted on the following:
1.	The following individuals designated by our Board of Directors as nominees for director were elected for a three-year term, with voting as follows:

Nominee	For	Withheld	Broker Non-Vote
Joseph T. Dunsmore	11,760,884	7,337,909	3,341,159
Bradley J. Williams	11,778,041	7,320,752	3,341,159
2.	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011 passed on a vote of 22,374,005 in favor, 52,651 against, 13,296 abstentions and no broker non-votes.

Item 9.01 Financial Statements and Exhibits.
          The following Exhibits are filed herewith:
3	Amended and Restated By-Laws of the Company

10	Form of Indemnification Agreement with directors and officers of the Company (1)

(1)	Incorporated by reference to Exhibit 10 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (File No. 1-34033).

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: January 21, 2011

DIGI INTERNATIONAL INC.
By:	/s/ Steven E. Snyder
Steven E. Snyder
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
3	Amended and Restated By-Laws of the Company	Filed Electronically
10	Form of Indemnification Agreement with directors and officers of the Company	Incorporated by Reference